Note 12 - Events After the Reporting Period	6 Months Ended
Jun. 30, 2026
Statement Line Items [Line Items]
Disclosure of non-adjusting events after reporting period [text block]

Note 12. Events after the reporting period

August 19, 2026, the Company sold 505,005 ADSs, representing the Company’s ordinary shares, DKK 0.25 nominal value with each ADS representing fifty (50) ordinary shares, at an average price of $3.1533 per ADS. The ADSs were sold in an at-the-market (ATM) offering pursuant to the terms and subject to the conditions contained in that certain Capital Demand™ Sales Agreement between the Company and Jones Trading Institutional Services LLC dated October 3, 2022. After deducting fees and expenses, total proceeds to the Company from the sales of the ADSs were approximately $1.5 million.